                                                                   EXHIBIT 10.45


              VOID AFTER 5:00 P.M. NEW YORK TIME, NOVEMBER 4, 2003



No.                                                         Warrants to Purchase
                                                  800,000 Shares of Common Stock


                           AMERICAN EAGLE GROUP, INC.

                        WARRANT TO PURCHASE COMMON STOCK


        This certifies that, for value received, American Financial Group, Inc. or registered assigns (the "Holder"), is entitled to purchase from American Eagle Group, Inc., a Delaware corporation (the "Company") , at any time after the date and for the term set forth in Section 5.1 of the Warrant Subscription Agreement referred to below, at the purchase price of $3.45 per share (the "Warrant Price"), the number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), shown above. The number of warrants, the number of shares purchasable upon exercise of the Warrants and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Subscription Agreement referred to below.

        Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and simultaneous payment of the Warrant Price at the principal office of American Eagle Group, Inc. (the "Warrant Agent"). Payment of such price shall be made at the option of the Holder hereof in cash, by certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state thereof, by surrender of outstanding Company debt at its face value (with no regard to accrued interest) or any combination thereof.

        This Warrant Certificate is issued under and in accordance with a Warrant Subscription Agreement dated as of November 5, 1996, between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Subscription Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. A copy of the Warrant Subscription Agreement may be obtained by the Holder hereof upon written request to the Company.

        Upon any partial exercise of the Warrants evidenced by this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate for the shares of Common Stock as to which the Warrants evidenced by this Warrant Certificate shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the same aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Subscription Agreement. This Warrant Certificate is transferable at the office of the Warrant Agent in the manner and subject to the limitations set forth in the Warrant Subscription Agreement.

        The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

        Neither the Warrants nor this Warrant Certificate entitle any Holder hereof to any of the rights of a stockholder of the Company.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.




DATED:

COUNTERSIGNED:


AMERICAN EAGLE GROUP, INC.
as Warrant Agent



By:  M. Philip Guthrie
   ---------------------------------


                                             AMERICAN EAGLE GROUP, INC.


Attest: Frederick G. Anderson                By:  M. Philip Guthrie
       -----------------------------            --------------------------------
        Secretary                            Name: M. Philip Guthrie
                                                  ------------------------------
                                             Title: Chairman, CEO and President
                                                   -----------------------------






                                    - 3 -